EXHIBIT 10.37



                            THE SERVICEMASTER COMPANY


                             STOCK OPTION AGREEMENT

                                 March 16, 2001

                  The Company hereby grants to the Optionee as of the Grant Date, pursuant to the provisions of the Plan, the Option to purchase the number of Option Shares specified in the Term Sheet at the Exercise Price per share upon and subject to the terms and conditions set forth below and in the Term Sheet. References to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary. Capitalized terms not defined herein shall have the meanings specified in the Term Sheet or the Plan.

     1. Option Subject to Acceptance of Agreement.  The Option shall be null and
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void unless the Optionee  shall accept this  Agreement by executing  one copy of the related Term Sheet and returning an original execution copy to the Company.

     2. Time and Manner of Exercise of Option.
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     2.1.  Maximum Term of Option.  In no event may the Option be exercised,  in
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whole or in part, after the Expiration Date.

     2.2.  Exercise  of Option.  (a) Except as  otherwise  provided  by Sections
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2.2(b) hereof and by Section 11 of the Plan, the Option shall become exercisable in accordance with the Exercise Schedule set forth in the Term Sheet.

     (b) If the Optionee's employment with the Company terminates by reason of Disability or death, the Option shall be immediately exercisable with respect to all of the Option Shares on the effective date of the Optionee's termination of employment or date of death and may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earliest to occur of (i) the date which is two years after the effective date of the Optionee's termination of employment or date of death and (ii) the Expiration Date.

     (c) If the Optionee's employment with the Company terminates by reason of retirement on or after age 63 or after a minimum of fifteen years of employment (fifteen years need not be consecutive) with the Company ("Retirement"), the Option shall continue in accordance with its terms and, to the extent the Option shall be or become exercisable with respect to the Option Shares, may thereafter be exercised by the Optionee or the Optionee's Legal Representative until the Expiration Date.

     (d) If the Optionee's employment with the Company terminates for any reason other than Disability, death or Retirement, the Option shall be exercisable only to the extent it is


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exercisable  on the  effective  date  of the  Optionee's
termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date which is six months after the effective date of the Optionee's termination of employment and (ii) the Expiration Date; provided that if the Optionee's employment is terminated for Gross Misconduct, the Option shall terminate automatically on the effective date of the Optionee's termination of employment. Gross Misconduct means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by the Optionee of confidential information or trade secrets of the Company or any Subsidiary, or any other intentional misconduct by the Optionee adversely affecting the business or affairs of the Company or any Subsidiary in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company or any Subsidiary may consider as grounds for the dismissal or discharge of the Optionee or any other individual in the employment of the Company or any Subsidiary.

     (e) If the Optionee dies during the post-employment exercise period pursuant to Section 2.2(b) following termination of employment by reason of Disability, the Option shall continue in accordance with its terms and, to the extent the Option has not been exercised as of the date of death, the Option may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until the earlier to occur of (i) one year after the date of death and (ii) the Expiration Date.

     (f) If the Optionee dies following termination of employment by reason of Retirement and prior to the Expiration Date, and to the extent the Option has not been exercised as of the date of death, the Option shall be immediately exercisable with respect to all of the Option Shares and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until the earliest to occur of (i) two years after the date of death and (ii) the Expiration Date.

     (g) If the Optionee dies during post-employment exercise period determined pursuant to Section 2.2(d) following termination of employment for any reason other than Disability, Retirement or Gross Misconduct, and to the extent the Option has not been exercised as of the date of death, the Option may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until the earliest to occur of (i) three months after the date of death and (ii) the Expiration Date.

     2.3.  Method of  Exercise.  Subject  to the  limitations  set forth in this
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Agreement,  the Option may be exercised  by the  Optionee (1) by giving  written notice to the Company specifying the number of whole shares of Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (i) in cash, (ii) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and in each case for which the Optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted

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

an  irrevocable  notice of exercise or (iv) a  combination  of (i) and
(ii), and (2) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii) - (iv). Any fraction of a share of Stock which would be required to pay such purchase price shall be rounded down and the Optionee will be required to pay the fractional share portion to the next whole share. No certificate representing a share of Stock shall be delivered until the full purchase price therefor has been paid.

     2.4   Termination   of  Option  and   Forfeiture   of  Option   Gain.   (a)
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Notwithstanding  the Term Sheet or any  provision of this  Agreement,  if at any time prior to the date that is one year after the date of exercise of all or any portion of the Option, the Optionee:

                  (1) directly or indirectly (whether as owner, stockholder, director, officer, employee, principal, agent, consultant, independent contractor, partner or otherwise), in North America or any other geographic area in which the Company is then conducting business, owns, manages, operates, controls, participates in, performs services for, or otherwise carries on, a business similar to or competitive with the business conducted by the Company or any Subsidiary; or

                  (2) directly or indirectly attempts to induce any employee of the Company to terminate or abandon his or her employment for any purpose whatsoever or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; or

                  (3) directly or indirectly engages in any activity which is contrary, inimical or harmful to the interests of the Company, including but not limited to (i) violations of Company policies (ii) disclosure or misuse of any confidential information or trade secrets of the Company or a Subsidiary (iii) participation in any activity not approved by the Board or Chairman which could reasonably be foreseen as contributing to or resulting in a Change in Control of the Company and
         (iv) conduct related to employment for which either criminal or civil penalties may be sought;

then the Option shall terminate automatically on the date the Optionee engages in such activity and the Optionee shall pay the Company, within five business days of receipt by the Optionee of a written demand therefor, an amount in cash determined by multiplying the number of shares of Stock purchased pursuant to each exercise of the Option within the one-year period described above (without reduction for any shares of Stock delivered by the Optionee or withheld by the Company pursuant to Section 2.3 or Section 3.2) by the difference between (i) the Fair Market Value of a share of Stock on the date of such exercise and (ii) the Exercise Price per share of Stock.

                  (b) The Optionee may be released from the Optionee's obligations under Section 2.4(a) only if and to the extent the Committee determines in its sole discretion that such a release is in the best interests of the Company.

                  (c) The Optionee agrees that by executing this Agreement the Optionee authorizes the Company and its Subsidiaries to deduct any amount or amounts owed by the

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

Optionee pursuant to Section 2.4(a) from any amounts payable by the Company or any Subsidiary to the Optionee, including, without limitation, any amount payable to the Optionee as salary, wages, vacation pay or bonus. This right of setoff shall not be an exclusive remedy and the Company's or a Subsidiary's election not to exercise this right of setoff with respect to any amount payable to the Optionee shall not constitute a waiver of this right of setoff with respect to any other amount payable to the Optionee or any other remedy.

     3. Additional Terms and Conditions of Option.
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     3.1. Nontransferability of Option. The Option may not be transferred by the
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Optionee other than (i) by will or the laws of descent and  distribution or (ii)
pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, during the Optionee's lifetime the Option is exercisable only by the Optionee or the Optionee's Legal Representative. Except to the extent permitted by the foregoing, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

     3.2.  Withholding  Taxes.  (a) As a condition  precedent to the delivery of
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Stock upon  exercise of the Option,  the  Optionee  shall,  upon  request by the
Company, pay to the Company in addition to the purchase price of the shares, such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If the Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

     (b) The Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 3.2(a), (2) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and in each case for which the Optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Option (the "Tax Date"), equal to the Required Tax Payments, (3) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered to the Optionee upon exercise of the Option having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (4) a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (5) any combination of (1), (2) and (3). The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). No certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

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

     3.3.  Adjustment.  In the event of any change in the  capitalization of the
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Company (such as a stock split) or a corporate  transaction (such as any merger, consolidation,  separation, including a spin-off, or other distribution of stock
or  property  of  the  Company),   any  reorganization   (whether  or  not  such
reorganization  comes within the  definition  of such term in Section 368 of the
Code) or any partial or complete liquidation of the Company, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

     3.4. Compliance with Applicable Law. The Option is subject to the condition
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that if the listing,  registration or qualification of the shares subject to the
Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

     3.5. Delivery of Certificates. Upon the exercise of the Option, in whole or
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in  part,  the  Company  shall  deliver  or cause  to be  delivered  one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in
Section 3.2.

     3.6.  Option  Confers No Rights as  Shareholder.  The Optionee shall not be
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entitled to any  privileges of ownership with respect to shares of Stock subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a shareholder of record with respect to such delivered shares; and the Optionee shall not be considered a shareholder of the Company with respect to any such shares not so purchased and delivered.

     3.7.  Option Confers No Rights to Continued  Employment.  In no event shall
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the granting of the Option or its  acceptance  by the Optionee give or be deemed to give the Optionee any right to continued employment by or service with the Company or any affiliate of the Company.

     3.8. Decisions of Board or Committee. The Board or the Committee shall have
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the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

     3.9. Company to Reserve Shares. The Company shall at all times prior to the
          -------------------------
expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.


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

     3.10.  Agreement  Subject  to the Plan.  This  Agreement  is subject to the
            -------------------------------
provisions of the Plan, and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

     4. Miscellaneous Provisions.
        ------------------------

     4.1.  Designation  as  Nonqualified  Stock  Option.  The  Option  is hereby
           --------------------------------------------
designated as not  constituting  an "incentive  stock option"  within meaning of section 422 of the Code; this Agreement shall be interpreted and treated consistently with such designation.

     4.2.  Meaning of  Certain  Terms.  (a) As used  herein,  employment  by the
           --------------------------
Company shall include employment by a corporation which is a "subsidiary corporation" of the Company, as such term is defined in section 424 of the Code. References in this Agreement to sections of the Code shall be deemed to refer to any successor section of the Code or any successor internal revenue law.

     (b) As used herein, the term "Legal Representative" shall include an executor, administrator, legal representative, guardian or similar person and the term "Permitted Transferee" shall include any transferee (i) pursuant to a transfer permitted under Section 6.7 of the Plan and Section 3.1 hereof or (ii) designated pursuant to beneficiary designation procedures approved by the Company.

     4.3.  Successors.  This  Agreement  shall be binding  upon and inure to the
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benefit of any  successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

     4.4. Notices. All notices, requests or other communications provided for in
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this Agreement shall be made, if to the Company,  to the Corporate  Secretary at
The ServiceMaster Company, One ServiceMaster Way, Downers Grove, IL 60515, and if to the Optionee, to the address of the Optionee contained in the Company's records. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto, (d) by express courier service or (e) electronic mail delivery system. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail, express courier service or return receipt of electronic mail delivery system; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     4.5. Governing Law. This Agreement,  the Option and all determinations made
          -------------
and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of law.



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